POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Polycom, Inc., a Delaware corporation, do hereby constitute and appoint Robert C. Hagerty and Michael R. Kourey, and each of them, the lawful attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign any amendments to this report on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or their substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Report has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                   Title                                       Date
---------                                   -----                                       ----
/s/ Robert C. Hagerty                       Chairman of the Board of Directors,         March  29, 2000
------------------------------------
Robert C. Hagerty                           Chief Executive Officer and President
                                            (Principal Executive Officer)

/s/ Michael R. Kourey                       Senior Vice President, Finance and          March  29, 2000
------------------------------------
Michael R. Kourey                           Administration, Chief Financial
                                            Officer, Secretary and Director
                                            (Principal Financial and Accounting
                                            Officer)

/s/ Betsy Atkins                            Director                                    March  29, 2000
------------------------------------
Betsy Atkins

/s/ Brian L. Hinman                         Director                                    March 29, 2000
------------------------------------
Brian L. Hinman

/s/ John A. Kelly                           Director                                    March  29, 2000
------------------------------------
John A. Kelly

/s/ Stanley J. Meresman                     Director                                    March  29, 2000
------------------------------------
Stanley J. Meresman

/s/ William Owens                           Director                                    March  29, 2000
------------------------------------
William Owens

/s/ John Seely Brown                        Director                                    March 29, 2000
------------------------------------
John Seely Brown

/s/ James R. Swartz                         Director                                    March  29, 2000
------------------------------------
James R. Swartz



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